SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2005
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MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-10415	20-0533283
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22001 Loudoun County Parkway,	20147
Ashburn, Virginia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directions or Principal Officers; Election of Directors; Appointment of Principal Officer.

     Eric Slusser, Senior Vice President and Controller of MCI, Inc. (“MCI”), who currently serves as MCI’s principal accounting officer, has informed MCI that he plans to resign effective May 30, 2005 to pursue another opportunity. Robert Blakely, Executive Vice President and Chief Financial Officer, will become MCI’s principal accounting officer, and David Case, currently Senior Vice President – Business Operations, will assume the role of Controller effective May 30, 2005. For a description of Robert Blakely’s business experience and his employment agreement with MCI, which description is incorporated by reference herein, please see “Executive Officers” and “Employment Agreements with Other Named Executive Officers” in MCI’s definitive proxy statement on Schedule 14A filed on April 20, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By:	/s/ Robert T. Blakely

	Name:	Robert T. Blakely
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 17, 2005